Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets

Note 8 Goodwill and Identifiable Intangible Assets

Goodwill

We review goodwill for impairment on a reporting unit basis annually during the fourth quarter of each year and whenever events or changes in circumstances indicate the carrying value of goodwill may not be recoverable. While we are permitted to conduct a qualitative assessment to determine whether it is necessary to perform a two-step quantitative goodwill impairment test, for our annual goodwill impairment test in the fourth quarter of 2013, we performed a quantitative test for all of our reporting units.

The goodwill impairment test involves a two-step process. In step one, we compare the fair value of each of our reporting units to its carrying value, including the goodwill allocated to the reporting unit. If the fair value of the reporting unit exceeds its carrying value, there is no indication of impairment and no further testing is required. If the fair value of the reporting unit is less than the carrying value, we must perform step two of the impairment test to measure the amount of impairment loss, if any. In the step two, the reporting unit’s fair value is allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that calculates the implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business combination. If the implied fair value of the reporting unit’s goodwill is less than the carrying value, the difference is recorded as an impairment loss.

2013 Annual Impairment Test

During the fourth quarter of 2013, we completed step one of our annual goodwill impairment test for our reporting units. We concluded that the fair values of these reporting units were above their carrying values and, therefore, there was no indication of impairment.

We estimated the fair value of these reporting units using a weighting of fair values derived from an income and market approaches. Under the income approach, we determine the fair value of a reporting unit based on the present value of estimated future cash flows. Cash flow projections are based on management’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rate used is based on a weighted average cost of capital adjusted for the relevant risk associated with the characteristics of the business and the projected cash flows. The market approaches estimate fair value based on market multiples of revenue and earnings derived from comparable publicly traded companies with similar operating and investment characteristics as the reporting unit.

Third Quarter 2012 Interim Impairment Test

During the third quarter of 2012, we determined that sufficient indicators of potential impairment existed to require an interim goodwill impairment analysis for certain of our legacy-Diversey reporting units (North America, Europe and Latin America) included in the legacy-Diversey segment. These indicators included the recent business performance of those reporting units, combined with the long-term market conditions and business trends within the underlying regions. We estimated the fair value of these reporting units using a weighting of fair values derived from an income and market approach. Under the income approach, we determine the fair value of a reporting unit based on the present value of estimated future cash flows. Cash flow projections are based on management’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rate used is based on a weighted average cost of capital adjusted for the relevant risk associated with the characteristics of the business and the projected cash flows. The market approach estimates fair value based on market multiples of revenue and earnings derived from comparable publicly traded companies with similar operating and investment characteristics as the reporting unit. Based on the results of the step one impairment test, the fair value of the reporting units was substantially lower than the carrying value for those reporting units (regions mentioned above). As a result, we recorded an estimated $1.1 billion goodwill impairment charge in the three months ended September 30, 2012, which is included in impairment of goodwill and other intangible assets in the consolidated statements of operations. At the time, the charge was included in the legacy-Diversey segment.

In addition, during the third quarter of 2012 and prior to performing the step one impairment test, we considered the same indicators of potential impairment noted above as related to the indefinite lived assets of those reporting units. When indicators of impairment are present, we determine the fair value of the indefinite lived assets and compare them to their carrying values. We estimate the fair value of these assets using a relief from royalty method under an income approach. The key assumptions for this method are revenue projections, a royalty rate as determined by management in consultations with valuation experts, and a discount rate, established as discussed above. Based on our analysis, the fair values of an indefinite lived tradename was lower than its carrying value. As a result, we recorded a pre-tax impairment charge of $189 million associated with the Diversey tradename in the three months ended September 30, 2012, which is included in impairment of goodwill and other intangible assets in the consolidated statements of operations. At the time, the charge was included in the legacy-Diversey segment.

During the fourth quarter of 2012, we concluded step two of our interim impairment test for the legacy-Diversey reporting units noted above. This process resulted in the reduction of the estimated pre-tax goodwill impairment charge by $326 million. The reduction of the third quarter charge was due to the fair value of certain definite lived assets being less than their carrying value. While the discounted cash flows determined during the step one impairment review were less than the carrying value, the asset groups’ undiscounted cash flows associated with those reporting units were in excess of the carrying values, as such there was no impairment of those reporting units’ definite lived intangibles and long lived assets.

2012 Annual Impairment Test

During the fourth quarter of 2012, we completed step one of our annual goodwill impairment test for our legacy Sealed Air reporting units and Diversey’s Asia Pacific, Africa and Turkey (“APAT”) reporting unit. We concluded that the fair values of these reporting units were above their carrying values and, therefore, for these reporting units there was no indication of impairment.

New Reporting Units

In the fourth quarter of 2012, we began to operate under the new reporting structure, which resulted in a change in the composition of our reporting units. In the third quarter of 2013, we renamed our global business divisions under our segment reporting structure. There was no impact to the reportable segment results.

In connection with the new reporting structure in the fourth quarter of 2012, legacy-Diversey was divided into two reporting units, Hygiene Solutions (included in the Food & Beverage segment, renamed to Food Care segment) and Institutional & Laundry (its own segment, renamed to Diversey Care segment).

In addition, we combined (i) Sealed Air’s legacy Food Packaging and Food Solutions into the Packaging Solutions reporting unit (included in the Food & Beverage segment, renamed to Food Care segment), and (ii) Sealed Air’s legacy Protective Packaging, Shrink Packaging and Specialty Foam business of the former Specialty Materials reporting unit into the new Protective Packaging reporting unit (its own segment, renamed to Product Care segment).

Fourth Quarter 2012 Interim Impairment Test

At the end of the fourth quarter of 2012, based on the operating results under our new reporting structure, we determined that sufficient indicators of potential impairment existed to require an interim goodwill impairment analysis for our Diversey Care and Hygiene Solutions reporting units. These indicators included the recent business performance of those reporting units as compared to the projections developed during the third quarter 2012 interim impairment review. We performed steps one and two of the impairment test for each of these two reporting units using the same approach as noted above.

Prior to performing the step one interim impairment test, we first evaluated the indefinite lived intangible assets allocated to the Diversey Care and Hygiene Solutions reporting units. On an annual basis, or when indicators of impairment are present, we determine the fair value of the indefinite lived assets and compare them to their carrying values. We estimate the fair value of these assets using a relief from royalty method under an income approach. Based on our analysis, the fair values of certain indefinite lived trademarks were lower than their carrying values. As a result, we recorded a pre-tax impairment charge of $441 million in the fourth quarter of 2012, which is included in impairment of goodwill and other intangible assets in the consolidated statements of operations and reflected in the Food Care ($140 million) and Diversey Care ($301 million) segments.

We also evaluated the recoverability of long lived assets of these reporting units. When indicators of impairment are present, we test definite lived and long lived assets for recoverability by comparing the carrying value of an asset group to their undiscounted cash flows. We considered the lower than expected revenue and profitability levels over a sustained period of time, and downward revisions to our cash flow forecasts for a portion of these reporting units to be indicators of impairment for their long-lived assets. Based on the results of the recoverability test, we determined that the carrying value of certain asset groups of the Hygiene Solutions reporting unit were higher than their undiscounted cash flow. We then looked at specific long-lived assets in those asset groups and determined that the carrying value of the customer relationships intangible assets exceeded their fair value. We estimated the fair value of those assets, primarily using the excess earnings method under an income approach. The key assumptions for this method are a projection of future revenue and profitability as determined by management, the expected survivorship and discount rate, established as discussed above. As a result, we recorded a pre-tax impairment charge of $149 million in the fourth quarter of 2012, which is included in the impairment of goodwill and other intangible assets in the consolidated statement of operations and reflected in the Food Care segment.

We also completed steps one and two of the interim goodwill impairment test for these reporting units. As a result, in the fourth quarter of 2012, we recorded an additional goodwill impairment charge for the Hygiene Solutions reporting unit of $174 million and $97 million for the Diversey Care reporting unit, which is included in impairment of goodwill and other intangible assets in the consolidated statements of operations.

At December 31, 2012 after completing our step one and step two interim goodwill impairment testing, we determined that the fair value of the Diversey Care reporting unit remained 12% below its carrying value. We also determined, prior to performing step one of the goodwill impairment review in the fourth quarter of 2012, that the undiscounted cash flows for the asset groups within the Diversey Care reporting unit, including customer relationships exceeded their carrying values. Accordingly, no impairment charge was required in 2012.

As part of the step two interim goodwill impairment testing, the Company estimated the fair value of the customer relationships included in the Diversey Care reporting unit using an excess earnings method under an income approach. The key assumptions for this method are a projection of future revenue and profitability as determined by management, the expected survivorship and discount rate. As a result, our step two analysis with respect to the Diversey Care reporting unit yielded fair values for our customer relationship intangible assets that were less than their carrying value. We also determined that there was no material fair value to assign to unrecognized intangible assets.

As a result of completing the Diversey Care reporting unit step two goodwill impairment test in the fourth quarter of 2012, we determined that the implied fair value of the reporting unit’s goodwill was less than its carrying value. Accordingly, we recorded an additional goodwill impairment charge for the Diversey Care reporting unit of $97 million, which is included in impairment of goodwill and other intangible assets in the consolidated statements of operations. We determined that the remaining goodwill at December 31, 2012 of $1,143.1 million allocated to the Diversey Care reporting unit after the completion of step two was recoverable.

Allocation of Goodwill to Reporting Units

Due to the changes in our segment reporting structure during the fourth quarter of 2012, we reassigned goodwill to our new reporting units using a relative fair value approach. Goodwill of the Food Care segment combines goodwill of two reporting units: Packaging Solutions, which includes former legacy Sealed Air’s Food Packaging and Food Solutions packaging reporting units, and Hygiene Solutions, which was previously reported in the legacy-Diversey segment. Goodwill of the Diversey Care segment also includes a portion of the goodwill previously reported in the legacy-Diversey segment. Goodwill of the Product Care segment combines goodwill of the former legacy Sealed Air’s Protective Packaging and Shrink Packaging reporting units and the specialty foam business of the former Specialty Materials reporting unit.

The goodwill of the Other Category is represented by the goodwill of the Medical Applications reporting unit. The following table shows our goodwill balances by our new segment reporting structure:

	Gross Carrying Value at December 31, 2012	Accumulated Impairment	Carrying Value at December 31, 2012	Impact of Foreign Currency Translation Year Ended December 31, 2013	Gross Carrying Value at December 31, 2013	Accumulated Impairment	Carrying Value at December 31, 2013
Food Care	$837.7	$(208.0)	$629.7	$(4.0)	$833.7	$(208.0)	$625.7
Diversey Care	2,026.1	(883.0)	1,143.1	(32.0)	1,994.1	(883.0)	1,111.1
Product Care	1,372.7	—	1,372.7	0.1	1,372.8	—	1,372.8
Other Category	5.7	—	5.7	(0.7)	5.0	—	5.0

Total	$4,242.2	$(1,091.0)	$3,151.2	$(36.6)	$4,205.6	$(1,091.0)	$3,114.6

The excess of estimated fair values over carrying value, including goodwill for each of our reporting units that had goodwill as of the 2013 annual impairment test were the following:

Reporting Unit	% by Which Estimated Fair value exceeds Carrying Value As of December 31, 2013
Food Care — Packaging Solutions	321%
Food Care — Hygiene Solutions	91%
Diversey Care	27%
Product Care	35%
Medical Applications	96%

(1)	The Medical Applications reporting unit as of our 2013 annual goodwill test date included the rigid medical packaging business which was disposed of on December 6, 2013. Included in the assets that were disposed of was approximately $40.2 million of goodwill that was previously included in the Medical Applications reporting unit. See Note 3, “Divestitures”, for further details regarding this disposition.

As noted in the table above, the Diversey Care reporting unit’s fair value exceeded its carrying value by 27% as a result of our 2013 annual goodwill impairment review. However, as of the fourth quarter of 2012, the fair value of our Diversey Care reporting unit was below its carrying value by 12% because the fair value of the customer relationship intangible assets within the reporting unit determined in our step two test discussed above was below their carrying value. The asset groups containing these customer relationships were also tested for impairment and determined to have undiscounted cash flows that exceeded their carrying values. Accordingly, no impairment of the customer relationship intangible assets was required.

For our 2013 annual impairment test, the Hygiene Solutions reporting unit had an estimated fair value in excess of its respective carrying value of approximately 91% which represents an increase from the 8% previously calculated as of the fourth quarter of 2012.

As noted above, the fair value determined under step one of the goodwill impairment test completed in the fourth quarter of 2013 increased and there was no impairment of goodwill. However, if the fair value decreases in future periods, the Company may fail step one of the goodwill impairment test and be required to perform step two. In performing step two, the fair value would again have to be allocated to all of the assets and liabilities of the reporting unit. Therefore, any potential goodwill impairment charge would be dependent upon the estimated fair value of the reporting unit at that time and the outcome of step two of the impairment test. The fair values of the assets and liabilities of the reporting unit, including the intangible assets could vary depending on the various factors as discussed above.

The future occurrence of a potential indicator of additional impairment, such as a decrease in expected net earnings, adverse equity market conditions, a decline in current market multiples, a decline in our common stock price, a significant adverse change in legal factors or business climates, an adverse action or assessment by a regulator, unanticipated competition, strategic decisions made in response to economic or competitive conditions, or a more-likely-than-not expectation that a reporting unit or a significant portion of a reporting unit will be sold or disposed of, could require an interim assessment for some or all of the reporting units before the next required annual assessment. In the event of significant adverse changes of the nature described above, we might have to recognize an additional non-cash impairment of goodwill, which could have a material adverse effect on our consolidated financial condition and results of operations.

Identifiable Intangible Assets

The following tables summarize our identifiable intangible assets with definite and indefinite useful lives:

	December 31, 2013				December 31, 2012
	Gross Carrying Value	Accumulated Amortization	Accumulated Impairment(1)(2)	Net	Gross Carrying Value	Accumulated Amortization	Accumulated Impairment(1)(2)	Net
Customer relationships	$961.3	$(171.2)	(148.9)	$641.2	$963.1	$(105.7)	$(148.9)	$708.5
Trademarks and trade names	881.5	(0.1)	(630.2)	251.2	881.9	(0.5)	(630.2)	251.2
Technology	252.6	(128.0)	(22.2)	102.4	243.2	(78.8)	(22.2)	142.2
Contracts	44.0	(21.9)	—	22.1	44.4	(14.7)	—	29.7

Total	$2,139.4	$(321.2)	$(801.3)	$1,016.9	$2,132.6	$(199.7)	$(801.3)	$1,131.6

(1)	During the third quarter of 2012, we determined that sufficient indicators existed to require an interim impairment review of our Diversey tradename. Based on our analysis, the fair value of this intangible was lower than the carrying value, which resulted in a pre-tax impairment charge of $189 million. In addition, during the fourth quarter of 2012, we completed our annual impairment test for other indefinite lived intangibles and we performed an interim impairment review of our customer relationships and trademarks and trade names. As a result, we recorded a total impairment charge of $779 million which is included in impairment of goodwill and other intangible assets on the consolidated statements of operations in the year ended December 31, 2012.
(2)	During the fourth quarter of 2012, we made a decision to suspend certain development efforts and abandon future product development work on a project included in our Other Category for segment reporting. As a result, we recorded an impairment of $22 million ($14 million, net of taxes), which is included in impairment of goodwill and other intangible assets on the consolidated statements of operations in the year ended December 31, 2012.

The intangible assets include $251 million of trademarks and trade names that we have determined to have indefinite useful lives, acquired in connection with the acquisition of Diversey.

The following table shows the remaining estimated future amortization expense at December 31, 2013.

Year	Amount
2014	$111.4
2015	85.8
2016	84.8
2017	79.4
Thereafter	404.6

Total	$766.0

The remaining weighted average useful life of our finite-lived intangible assets was 9.5 years as of December 31, 2013.